UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2006

NOVA OIL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

The Riviana Building, 2777 Allen Parkway, Suite 800, Houston, Texas 77024

(Address of Principal Executive Offices)

713-869-6682

(Registrant’s telephone number, including area code)

17922 N. Hatch Road, Colbert, WA 99005-9377

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.  This report includes statements regarding the Company’s plans, goals, strategies, intent, beliefs or current expectations.  These statements are expressed in good faith and based upon a reasonable basis when made,  but there can be no assurance that these expectations will be achieved or accomplished.  These forward looking statements can be identified  by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional  constructions (“will,” “may,” “could,” “should,” etc.).  Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management,  forward-looking  statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements.  Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.  The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.  Readers are urged to carefully review and consider the various disclosures made by the Company in the Company’s reports filed with the Securities and Exchange  Commission which attempt to advise interested parties of the risks and factors that may affect the Company’s business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, the Company’s actual results may vary materially from those expected or projected.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement with Biosource America, Inc. and the Shareholders of Biosource America

On March 30, 2006, Nova Oil, Inc., a Nevada  corporation  (“Nova Oil” or the “Company”), entered into a share exchange agreement (the “Share Exchange Agreement”) with Biosource America, Inc., a Texas corporation (“Biosource America”), and holders of shares of capital stock of Biosource America (collectively the “Biosource Stockholders”).  Pursuant to the Share Exchange Agreement, at closing, each Biosource Stockholder will exchange three shares of common stock of Biosource America for two shares of common stock of Nova Oil (the “Share Exchange”).  The Share Exchange is expected to close on March 31, 2006 and, as a result, Nova Oil will issue 40,000,000 shares of its common stock in the aggregate and Biosource America will become a subsidiary of Nova Oil.  As of March 30, 2006, Nova Oil had 6,925,000 shares of common stock issued and outstanding.  Under the terms of the Share Exchange Agreement, the board of directors of Nova Oil declared a three-for-two forward stock split (to be effected as a 50% stock dividend) payable on April 24, 2006 to holders of record as of April 10, 2006.  After the Share Exchange and the stock split, it is anticipated that the Company will have approximately 70,387,500 shares of common stock issued and outstanding.

Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA OIL, INC.

By:	/s/ Paul E. Fredericks
Paul E. Fredericks
Chief Executive

Date:  March 31, 2006

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